UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK KELSO CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

40 EAST 52ND STREET

NEW YORK, NEW YORK 10022

NOTICE OF SPECIAL MEETING OF

STOCKHOLDERS

TO BE HELD ON MAY 9, 2013

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of BlackRock Kelso Capital Corporation (the “Company”) that:

The Special Meeting of Stockholders of the Company (the “Special Meeting”) will be held on the 4th floor of 40 East 52nd Street, New York, New York, on May 9, 2013, at                     (New York City time). The Special Meeting is being held for the following purposes:

1.	To approve a proposal to authorize flexibility for the Company, with approval of the Board of the Company, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement for the Special Meeting (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

We encourage you to contact the Company at 212-810-5800 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

The Board of the Company has fixed the close of business on March 11, 2013 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Special Meeting. Whether or not you expect to be present in person at the Special Meeting, we urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, or register your vote by telephone or through the Internet, so you will be represented at the Special Meeting. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned or postponed in order to permit further solicitation of the proxies by the Company.

By order of the
Board of the Company
Laurence D. Paredes, Secretary of the Company

New York, New York

March      , 2013

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, OR REGISTER YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD, VOTE YOUR SHARES BY TELEPHONE, OR VOTE VIA THE INTERNET, TODAY.

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 9, 2013

This document will give you the information you need to vote on the matter listed on the accompanying Notice of Special Meeting of Stockholders (the “Notice of Special Meeting”). Much of the information in this proxy statement (this “Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please contact us at 212-810-5800.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or the “Directors”) of BlackRock Kelso Capital Corporation (the “Company,” “we,” “our” or “us”) of proxies to be voted at the Special Meeting (the “Special Meeting”) of owners of shares of common stock (the “Stockholders”) of the Company and, if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting. The Special Meeting will be held on the 4th floor of 40 East 52nd Street, New York, New York, on May 9, 2013 at                  (New York City time). This Proxy Statement, the Notice of Special Meeting and the enclosed proxy card are first being sent to Stockholders on or about March     , 2013.

*	WHY IS A STOCKHOLDER MEETING BEING HELD?

To address a proposal that requires Stockholder approval.

*	WHAT PROPOSAL WILL BE VOTED ON?

In the proposal (the “Proposal”), Stockholders are being asked to authorize flexibility for the Company, with approval of the Board of the Company, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale).

*	WILL MY VOTE MAKE A DIFFERENCE?

YES! Your vote is important to the governance of the Company, no matter how many shares you own.

*	WHO IS ASKING FOR YOUR VOTE?

The enclosed proxy is solicited by the Board for use at the Special Meeting to be held on May 9, 2013, and, if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting (see previous page).

*	HOW DOES THE COMPANY’S BOARD RECOMMEND THAT STOCKHOLDERS VOTE ON THE PROPOSAL?

The Board recommends that you vote “FOR” the Proposal.

*	WHO IS ELIGIBLE TO VOTE?

Stockholders of record at the close of business on March 11, 2013 are entitled to be present and to vote at the Special Meeting or any adjournments or postponements thereof. Each share of common stock is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meeting, your shares will be voted by the proxyholders at their discretion according to the Board’s recommendation.

*	WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES?

Stockholders of record own shares that are registered directly in their name with the Company’s transfer agent, BNY Mellon Investment Servicing (US) Inc. The Notice of Special Meeting, Proxy Statement and proxy card are being sent directly to Stockholders of record by the Company. Stockholders of record have the right to vote in person at the Special Meeting or to grant a voting proxy directly to the Company. Beneficial owners of shares own shares that are held in a stock brokerage account or by a bank or other nominee. Beneficial owners’ shares are considered to be held in street name, and the Notice of Special Meeting, Proxy Statement and proxy card are being forwarded to beneficial owners by their respective broker, bank or other nominee who is considered, with respect to those shares, the Stockholder of record. A beneficial owner has the right to direct its broker, bank or other nominee on how to vote and is also invited to attend the Special Meeting. A beneficial owner may vote shares by voting in accordance with the Notice of Special Meeting, by returning a proxy card to the Company or by making an arrangement with its broker, bank or other nominee concerning how such broker, bank or other nominee should vote its shares. A beneficial owner may also vote its shares in person at the Special Meeting, if the beneficial owner brings a brokerage statement reflecting its stock ownership as of March 11, 2013, the record date.

*	HOW DO I VOTE BY PROXY?

Stockholders of record may authorize a proxy to vote on their behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit a Stockholder’s right to vote in person at the Special Meeting. A properly completed and submitted proxy timely received by the Company before the Special Meeting will be voted in accordance with the Stockholder’s instructions, unless those instructions are subsequently revoked. If the Stockholder authorizes a proxy without indicating voting instructions, the proxyholders will vote the Stockholder’s shares at their discretion according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. The enclosed proxy card includes specific instructions to be followed by Stockholders of record interested in voting via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate a Stockholder’s identity and to allow Stockholders to vote their shares and to confirm that their instructions have been properly recorded. Stockholders that vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the Stockholder.

*	HOW DO I VOTE IF MY SHARES ARE HELD THROUGH A BROKER?

Stockholders who hold shares of common stock through a broker, bank or other nominee must follow the voting instructions provided by the broker, bank or nominee, whichever is the record holder. If a Stockholder holds shares of common stock through a broker, bank or other nominee and the Stockholder wishes to vote in person at the Special Meeting, the Stockholder must obtain a legal proxy from the record holder of the Stockholder’s shares and present the proxy at the Special Meeting. If the Stockholder does not vote in person at the Special Meeting or does not submit voting instructions to its broker, bank or nominee, the broker, bank or other nominee will not be permitted to vote the Stockholder’s shares on non-routine proposals. The Proposal is considered a non-routine proposal. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a Stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Special Meeting. Broker non-votes represent those shares held in street name for which the beneficial Stockholder has not provided voting instructions. If there are broker non-votes at the Special Meeting, they will be treated as present at the Special Meeting for quorum purposes but will not be voted at the Special Meeting. Broker non-votes, if any, would have the effect of a vote “Against” the Proposal. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee cannot vote its shares for the Proposal. Notwithstanding the foregoing, the Company does not expect many, if any, broker non-votes at the Special Meeting because there are no routine proposals to be voted on at the Special Meeting.

*	CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

After a Stockholder of record sends a proxy card, the Stockholder of record can revoke a proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Special Meeting to BlackRock Kelso Capital Corporation, Attention: Corporate Secretary, 40 East 52nd Street, New York, New York 10022; (2) submitting a later-dated proxy card, a later-dated electronic vote via the Internet site stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting in person at the Special Meeting. If the Stockholder holds shares of common stock through a broker, bank or other nominee, the Stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Attending the Special Meeting does not revoke a proxy unless the Stockholder also votes in person at the Special Meeting.

*	WHO IS PAYING FOR THE SOLICITATION OF PROXIES?

The Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, assembling, printing, mailing and posting to the Internet the Notice of Special Meeting, this Proxy Statement, the proxy card and any additional information furnished to Stockholders. The Company intends to use the services of Georgeson Inc. to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee of $6,500 plus expenses.

Proxies may also be solicited in person and/or by telephone, mail, facsimile transmission or email by our directors or our officers and/or the officers or employees of BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Advisor”). No additional compensation will be paid to directors, officers or regular employees for such services.

*	WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

Approval of the Proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees and 5% Stockholders. For purposes of the Proposal, the Investment Company Act of 1940 (the “1940 Act”) defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions and broker non-votes will have the same effect as votes against the Proposal.

*	HOW ARE VOTES COUNTED?

Stockholders may vote “For,” “Against,” or “Abstain.” A vote for “Abstain” with respect to the Proposal will not be voted in favor of or against the Proposal, but will be treated as present and will have the effect of a vote “Against” the Proposal. If a Stockholder holds shares in street name through a broker, bank or other nominee, the Stockholder’s broker, bank or other nominee will not be permitted to exercise voting discretion with respect to the Proposal. Therefore, if a Stockholder holds shares through a broker, bank or other nominee and the Stockholder does not give its broker, bank or other nominee specific instructions on how to vote and sufficient shares are present at the Special Meeting for quorum purposes, or the Stockholder does not vote in accordance with the voting instructions on the proxy card, the Stockholder’s shares will be treated as present and will have the effect of a vote “Against” the Proposal.

If a Stockholder signs a proxy card with no further instructions, the Stockholder’s shares will be voted in accordance with the recommendations of the Board with respect to the Proposal. The proxyholders will vote in accordance with their discretion with regard to any other matter that properly comes before the Special Meeting.

If there appears not to be enough votes to approve the Proposal at the Special Meeting, the Chairman of the Special Meeting or a majority of the Stockholders who are represented in person or by proxy and entitled to vote at the Special Meeting may vote to adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

*	HOW MANY SHARES OF THE COMPANY WERE OUTSTANDING AS OF THE RECORD DATE?

The Company had              shares of common stock outstanding at the close of business on the record date. Each share of common stock is entitled to one vote.

*	WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSAL BEING VOTED ON AT THE SPECIAL MEETING?

The holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting and present in person or by proxy will constitute a quorum for the Proposal; provided, however, that if there is no contest for the election of directors, and a majority of the outstanding shares of common stock entitled to vote at the Special Meeting are not present in person or by proxy, the holders of one-third of such shares shall constitute a quorum to the extent permitted by applicable law. In the event there are not sufficient votes for a quorum or to approve the Proposal at the time of the Special Meeting, the Special Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

THE PROPOSAL

TO AUTHORIZE FLEXIBILITY FOR THE COMPANY, WITH APPROVAL OF THE BOARD OF THE COMPANY, TO SELL OR OTHERWISE ISSUE SHARES OF ITS COMMON STOCK (DURING THE NEXT 12 MONTHS) AT A PRICE BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS, SUBJECT TO CERTAIN LIMITATIONS SET FORTH HEREIN (INCLUDING THAT THE CUMULATIVE NUMBER OF SHARES SOLD PURSUANT TO SUCH AUTHORITY DOES NOT EXCEED 25% OF THE COMPANY’S THEN OUTSTANDING COMMON STOCK IMMEDIATELY PRIOR TO EACH SUCH SALE).

The Company is a closed-end investment company that has elected to be regulated as a business development company (a “BDC”) under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock or “NAV,” unless its Stockholders authorize such a sale and the Board makes certain determinations.

The Company seeks the approval of its Stockholders so that it may, in one or more public or private offerings, sell or otherwise issue shares of its common stock at a price below its then current NAV, subject to certain additional conditions discussed below. If approved, the authorization by Stockholders would include a limitation as to the number of shares of common stock the Company may issue below NAV. If approved, the authorization would be effective for a twelve month period expiring on the anniversary of the date of Stockholder approval. Upon obtaining the requisite Stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaking pursuant to this proposal. See below for a discussion of the risks of dilution.

Reasons to Offer Common Stock at a Price Below NAV. Over the past several years, capital markets have experienced periods of disruption evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk, the failure of certain major financial institutions and general concerns about the state of the U.S. economy. Many investors sold assets because they had to repay debt and/or meet equity redemption requirements, which created an environment of forced selling. These sales created a negative pressure on valuations that led to unprecedented declines in prices in the corporate debt markets. The effect of all of these factors was an increase in realized and unrealized losses on debt and equity investments of many finance companies. While market conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse conditions return, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital to take advantage of favorable investment opportunities. Capital may not be available to the Company on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets.

The current economic environment gives companies that have access to capital a significant advantage. The Company believes that current market conditions have created opportunities to invest in assets at prices that are at discounts to their economic or intrinsic fair value. For firms that continue to have access to capital, the current environment may provide investment opportunities on more favorable terms than have been available in recent periods, including more reasonable pricing of risk and more advantageous contractual provisions. To capitalize on these investment opportunities as they arise, the Company needs to be able to maintain consistent access to capital.

Stockholder approval of the Proposal will provide the Company with flexibility. In addition to using a portion of net proceeds from an offering of the Company’s shares at a price below NAV to make investments in accordance with the Company’s investment objective, the Company may use a portion of the net proceeds from any such offering to repay outstanding borrowings.

Many BDCs have sought and received authorization from their stockholders to sell shares of common stock at prices below NAV for many of the same reasons discussed above. Several of those BDCs have over time completed offerings of common stock at prices per share below their respective NAV. If the Company issues additional shares, the Company’s market capitalization and the amount of publicly tradable common stock will increase, which may afford all holders of our common stock greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase trading volume, which could decrease the volatility in the price of the Company’s common stock in the secondary market.

As a BDC and a regulated investment company (a “RIC”), the Company depends on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve favorable tax treatment, which prevents the Company from using those earnings to support new investments (including investments into existing portfolio companies). Further, BDCs must maintain an asset coverage ratio (the ratio of total assets less total liabilities other than indebtedness to total indebtedness) of not less than 200% in order to incur debt or to issue other senior securities, meaning generally that for every dollar of debt incurred or senior securities issued, the Company must have at least two dollars of assets upon issuance. The Company’s credit facility also requires that the Company maintain an asset coverage ratio of not less than 200%.

To the extent that the Company is unable to raise capital through the issuance of equity, its ability to raise capital through the issuance of debt or senior securities may be inhibited by the 200% asset coverage ratio requirement. Failure to maintain an asset coverage ratio of not less than 200% could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that its asset coverage ratio will fall below 200%, the markets in which it operates and the general economy remain volatile and uncertain. Volatility in the capital markets could result in negative pressure on debt investment valuations, potentially impacting the Company’s asset valuations, Stockholder equity and the Company’s asset coverage ratio. In addition, the debt capital that will be available, if at all, to the Company may be at a higher cost and on less favorable terms and conditions in the future.

The Company’s common stock has been quoted on NASDAQ under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing sales price for the Company’s common stock and the closing sales price as a percentage of NAV since shares of the Company’s common stock began being regularly quoted on NASDAQ.

	NAV(1)	Closing Sales Price		Premium/ Discount of High Sales Price as a Percentage of NAV(2)	Premium/ Discount of Low Sales Price as a Percentage of NAV(2)
		High	Low
Year Ending December 31, 2007
Second Quarter (period from June 27, 2007 to June 30, 2007)	$14.88	$14.75	$14.55	99%	98%
Third Quarter	$14.51	$15.68	$12.61	108%	87%
Fourth Quarter	$13.78	$15.56	$13.17	113%	96%
Year Ending December 31, 2008
First Quarter	$12.60	$15.19	$10.65	121%	85%
Second Quarter	$12.31	$13.46	$9.26	109%	75%
Third Quarter	$11.52	$11.89	$7.63	103%	66%
Fourth Quarter	$9.23	$11.29	$6.44	122%	70%
Year Ending December 31, 2009
First Quarter	$9.04	$10.98	$2.41	121%	27%
Second Quarter	$9.24	$7.00	$4.24	76%	46%
Third Quarter	$9.59	$8.91	$5.79	93%	60%
Fourth Quarter	$9.55	$8.79	$7.23	92%	76%
Year Ending December 31, 2010
First Quarter	$9.77	$10.10	$8.52	103%	87%
Second Quarter	$9.83	$11.58	$9.70	118%	99%
Third Quarter	$9.76	$11.97	$9.58	123%	98%
Fourth Quarter	$9.62	$12.69	$10.95	132%	114%
Year Ending December 31, 2011
First Quarter	$9.56	$12.75	$9.48	133%	99%
Second Quarter	$9.83	$10.52	$8.95	107%	91%

Third Quarter	$9.75		$9.43		$7.30	97%	75%
Fourth Quarter	$9.58		$8.95		$7.03	93%	73%
Year Ending December 31, 2012
First Quarter	$9.59		$10.33		$8.43	8%	(12)%
Second Quarter	$9.61		$9.99		$9.02	4%	(6)%
Third Quarter	$9.55		$10.54		$9.28	10%	(3)%
Fourth Quarter	$9.31		$10.16		$9.32	9%	0%
Year Ending December 31, 2013
First Quarter (through March , 2013)	*	$		$		*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by NAV. A percentage above 100% equals a premium to NAV; a percentage below 100% equals a discount to NAV.
*	Net asset value has not yet been calculated for this period.

Shares of the Company’s common stock have traded at a price both above and below their NAV since they began trading on NASDAQ. It is not possible to predict whether the Company’s common stock will trade at, above or below NAV in the future. The disruption and instability in the global capital markets and uncertainty surrounding the global economy has led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, the Company’s common stock may trade at a price equal to, above or below its NAV, which is not uncommon for BDCs such as the Company. As noted above, however, the recent market disruption has created, and we believe will continue to create for the foreseeable future, favorable opportunities to invest, including opportunities that, all else being equal, may increase NAV over the longer-term, even if financed with the issuance of common stock at a price below NAV. Stockholder approval of the Proposal is expected to provide the Company with the flexibility to invest in such opportunities and to repay outstanding borrowings.

The Board believes it is in the best interests of Stockholders to allow the Company flexibility to issue its common stock at a price below NAV in certain instances. The Company’s ability to grow over time and to continue to pay dividends to Stockholders could be adversely affected if the Company were unable to access the capital markets as attractive investment opportunities arise. Inability to access the capital markets could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell and at disadvantageous times.

While the Company has never completed an offering of its common stock at a price per share below NAV, and the Company has no immediate plans to sell any shares of its common stock at a price below NAV, it is seeking Stockholder approval now in order to provide flexibility for future sales, which typically must be undertaken quickly. The final terms of any sale below NAV will be determined by the Board at the time of sale. Also, because the Company has no immediate plans to sell any shares of its common stock at a price below NAV, it is impracticable to describe the transaction or transactions in which shares of common stock would be sold. Instead, any transaction where the Company sells shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. If the Proposal is approved, no further authorization from the Stockholders will be solicited prior to any such sale in accordance with the terms of the Proposal.

Conditions to Sales Below NAV. If Stockholders approve the Proposal, the Company will be permitted to sell shares of its common stock at a price below NAV per share only if the following conditions are met:

(1) a majority of the Company’s Independent Directors who have no financial interest in the sale have determined that such sale would be in the best interests of the Company and Stockholders;

(2) a majority of the Company’s Independent Directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

(3) the number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.

Key Stockholder Considerations. Before voting on the Proposal or giving proxies with regard to this matter, Stockholders should consider the potentially dilutive effect on the NAV per outstanding share of common stock of the issuance of shares of the Company’s common stock at a price less than NAV per share. Any sale of common stock at a price below NAV would result in an immediate dilution to existing Stockholders. This dilution would include reduction in the NAV per share of outstanding shares of common stock as a result of the issuance of shares of common stock at a price below the then current NAV per share and a proportionately greater decrease in a Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company. The Board will consider the potential dilutive effect when considering whether to authorize any such issuance. Shares of common stock sold at prices below then current NAV upon exercise or conversion of any warrants or other securities that may be issued under authority previously approved by Stockholders in accordance with Section 61(a) of the 1940 Act will not be taken into account in determining whether the 25% limitation described above in this Proposal has been reached.

When stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV will dilute a Stockholder’s holdings of common stock as a percentage of shares outstanding to the extent the Stockholder does not purchase sufficient shares in the offering or otherwise to maintain the Stockholder’s percentage interest. Further, if the Stockholder does not purchase any shares to maintain the Stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then current NAV, the Stockholder’s voting power will be diluted.

As discussed above, the maximum number of shares issuable below NAV that could result in such dilution is limited to 25% of the Company’s then outstanding common stock.

Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value. The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price

Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—

Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV

Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%

NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%

Dilution to Stockholder

Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—

Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%

Total Asset Values

Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	96,700	(3.30)%

Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—

Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—

Per Share Amounts

NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—

Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—

Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—

Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

Required Vote. Approval of the Proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% Stockholders. For purposes of the Proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions will have the effect of a vote against the Proposal. If there are broker non-votes at the Special Meeting, they will be treated as present at the Special Meeting for quorum purposes but not entitled to vote with respect to the Proposal and would have the effect of a vote “Against” the Proposal.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE FLEXIBILITY FOR THE COMPANY, WITH APPROVAL OF THE BOARD OF THE COMPANY, TO SELL OR OTHERWISE ISSUE SHARES OF ITS COMMON STOCK AT A PRICE BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS, SUBJECT TO CERTAIN LIMITATIONS SET FORTH ABOVE.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

The cost of soliciting proxies will be borne by the Company. In addition, certain officers, directors and employees of each of the Company and the Advisor (none of whom will receive additional compensation therefor) may solicit proxies in person and/or by telephone, mail, facsimile transmission or email.

The Company intends to use the services of Georgeson Inc. to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee of approximately $6,500 plus expenses. As the Special Meeting approaches, certain Stockholders may receive a telephone call from a representative of Georgeson Inc. if the Stockholder’s votes have not yet been received.

Abstentions and broker non-votes will be counted as shares present at the Annual Meeting but not as votes cast and will have the same effect as a negative vote on the Proposal.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Stockholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company, by delivering subsequently dated proxies or by attending and voting at the Special Meeting.

The Board of the Company has fixed the close of business on March 11, 2013 as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote at, the Special Meeting. Stockholders of the Company on that date will be entitled to one vote for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights, on each matter to be voted on at the Special Meeting or any adjournments or postponements thereof.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 14 dedicated investment professionals, who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, the Advisor’s team of investment professionals, including our senior management, has evaluated more than 2,500 investment opportunities and completed 134 investments in middle-market companies investing in excess of $2.8 billion through December 31, 2012. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Advisor has an investment committee comprised of 11 members, including Messrs. Maher and Lazar and several executives of BlackRock, Inc. and its subsidiaries (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). We benefit from the extensive and varied relevant experience of the BlackRock executives and Kelso Principals serving on the Advisor’s investment committee. Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock,

Kelso and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge and transaction expertise of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere including providing access to a broad network of contacts.

Executive officers of the Advisor include:

Name	Position
James R. Maher	Chief Executive Officer

Michael B. Lazar	Chief Operating Officer

Corinne Pankovcin	Chief Financial Officer

Matthew J. Fitzgerald	Chief Compliance Officer

The term of office of each of the Company’s and Advisor’s executive officers is indefinite.

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years
James R. Maher 1949

Mr. Maher is Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Advisor. Mr. Maher is a co-founder of the Company and has served as its Chairman and Chief Executive Officer since its formation in 2004.

Mr. Maher was, from 2001 until June 2004, a Partner at Park Avenue, a private equity fund manager specializing in middle-market management buyouts and growth capital investments. Prior to joining Park Avenue, Mr. Maher was President of MacAndrews & Forbes Holdings Inc., a diversified holding company with interests primarily in consumer products and financial services companies. Mr. Maher served as Chairman of Laboratory Corporation of America Holdings (“LabCorp”), after serving as President and Chief Executive Officer of National Health Laboratories, LabCorp’s predecessor, from 1992 to 1995. Prior to joining National Health Laboratories, Mr. Maher was Vice Chairman and a member of the Operating Committee of The First Boston Corporation, an international investment-banking firm.

He served on the Group Executive Committee of CS First Boston, Inc., where he was responsible for the global oversight of merger and acquisition activities, as well as the investment committee. He was also Head of the Investment Banking Group for more than four years. Mr. Maher is a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools. Mr. Maher received a Master’s in Business Administration from Columbia University and an undergraduate degree from Boston College.

Michael B. Lazar 1969	Michael B. Lazar is Chief Operating Officer of the Company and Chief Operating Officer of the Advisor. Mr. Lazar is a co-founder of the Company and has served as its Chief Operating Officer since its formation in 2004. Previously, Mr. Lazar was a Managing Director and

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years
Principal at Kelso & Company, L.P., one of the oldest and most established firms specializing in private equity investing. Having originally joined Kelso & Company, L.P. in 1993, Mr. Lazar was involved in Kelso & Company, L.P.’s private equity transactions since that time. Prior to joining Kelso & Company L.P., Mr. Lazar worked in the Acquisition Finance Group at Chemical Securities, Inc. (predecessor to J.P. Morgan Securities Inc.) where his responsibilities included working with financial sponsors on the analysis, evaluation and financing of leveraged buyouts. He began his career in the Corporate Finance and Structured Finance Groups at Chemical Bank, where he focused on financings for leveraged companies. Mr. Lazar received a B.A. degree, cum laude, from Dartmouth College. Mr. Lazar has served as a Director of Waste Services, Inc. and is currently a Director of the New York Division of the March of Dimes, a not-for-profit organization whose mission is to prevent birth-defects, premature birth and infant mortality. In addition, Mr. Lazar has served on the Boards of certain Kelso portfolio companies.

Corinne Pankovcin 1966	Ms. Pankovcin is the Chief Financial Officer and Treasurer of the Company, Chief Financial Officer of the Advisor and a Managing Director of Finance at BlackRock Investment Management LLC. Ms. Pankovcin has served as Chief Financial Officer and Treasurer of the Company and Chief Financial Officer of the Advisor since August 2011. Ms. Pankovcin has been with BlackRock Investment Management LLC since January 2011. Prior to joining the Company, Ms. Pankovcin was a senior member of Finance & Accounting of Alternative Investments and served as Chief Financial Officer for the Emerging Markets products group at PineBridge Investments (formerly AIG Investments). From 2005 to 2011, Ms. Pankovcin was primarily responsible for the administration of the alternative asset products, including financial reporting. She managed the finance operations for the various product teams and coordinated investment valuations and investor reporting. From 2002 to 2005 Ms. Pankovcin was with Geller & Company, where she served as Director of Business Development and Process Implementations. Prior to joining Geller & Company, she served as Vice President of Finance and Accounting for Bessemer Venture Partners. Ms. Pankovcin began her career with PricewaterhouseCoopers LLP, where she ultimately held the role of Senior Manager of Business Assurance for Consumer Products, Manufacturing, and Middle Market industries from 1991 to 2001. Ms. Pankovcin earned her B.S. in Business Administration, with honors, from Dowling College and her M.B.A from Hofstra University. She is a Certified Public Accountant.

Matthew J. Fitzgerald 1964	Matthew J. Fitzgerald is Chief Compliance Officer of the Company, Chief Compliance Officer of the Advisor and a Managing Director in the Legal and Compliance Department of BlackRock Financial Management, Inc. Mr. Fitzgerald has served as the Company’s Chief Compliance Officer since November 2010 and has been with BlackRock (via Barclays Global Investors) since 2004. Prior to joining BlackRock, Mr. Fitzgerald was the General Counsel and a Managing Director of a Hong Kong SFC registered dealer and financial/investment advisory firm. From 1991 to 2000, he practiced law with Brown and Wood LLP and Kirkpatrick and Lockhart in Washington, D.C. Mr. Fitzgerald has a B.A. from Yale University and a J.D. from The Emory University School of Law.

(1)	Unless otherwise specified, the business address of the directors and officers of the Company and officers of the Advisor is 40 East 52nd Street, New York, New York 10022.

ORGANIZATION OF THE ADVISOR

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor. For purposes of this paragraph, the term “control” has the meaning given to it in the 1940 Act.

ADMINISTRATION AGREEMENT

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides administrative services to the Company. The Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of its officers and their respective staffs.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of each of the Company and the Advisor is located at 40 East 52nd Street, New York, New York 10022. The principal executive office of the Administrator is located at 55 East 52nd Street, New York, New York 10055.

PRINCIPAL STOCKHOLDERS

The following table sets forth, at March 6, 2013, information with respect to the ownership of our common stock by each beneficial owner who owned more than 5% of our outstanding shares of common stock, each director, our chief executive officer, each of our other executive officers and our directors and executive officers as a group. Percentage of common stock is based on 73,960,544 shares of common stock outstanding at March 6, 2013. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
Virginia Retirement System(1)	Record	10,145,445	13.72%
1200 East Main Street
Richmond, VA 23219

BlackRock, Inc.(2)	Beneficial	5,014,505	6.78%
40 East 52nd Street
New York, NY 10022

The Vanguard Group Inc. (3)	Beneficial	3,728,097	5.04%
100 Vanguard Blvd.
Malvern, PA 19355

James R. Maher(4)(5)(6)	Record and Beneficial	568,899	*%
Jerrold B. Harris	Beneficial	126,270	*%
William E. Mayer(7)	Beneficial	0	*%
François de Saint Phalle	Record	408,041	*%

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
Maureen K. Usifer	Record	13,494		*%
Michael B. Lazar(5)(6)(8)	Record and Beneficial	341,541		*%
Corinne Pankovcin	None	None		*%
Matthew J. Fitzgerald	None	None		*%
All officers and directors as a group (8 persons)(9)	Record and Beneficial	1,459,778	1.97%

*	Represents less than 1%.
(1)	The information regarding Virginia Retirement System is based on information included in Form 4 filed with the SEC on February 19, 2013 on behalf of Virginia Retirement System.
(2)	The information regarding BlackRock, Inc. is based on information included in Schedule 13G filed with the SEC on February 22, 2013 on behalf of BlackRock, Inc.
(3)	The information regarding The Vanguard Group Inc. is based on information included in Schedule 13G filed with the SEC on February 13, 2013 on behalf of The Vanguard Group Inc.
(4)	Excludes shares owned by the individual’s adult children and shares owned by a family trust, as to each of which the individual disclaims beneficial ownership. Includes 42,776 shares owned by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or otherwise.
(5)	Includes unvested shares of restricted common stock that the individual has the right to vote.
(6)	Includes shares held in brokerage accounts that may be used as security on a margin basis.
(7)	Excludes shares owned by a family trust, as to which the individual disclaims beneficial ownership.
(8)	Includes shares owned by an individual retirement account as to which the individual is the beneficiary and excludes shares owned by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Includes 42,776 shares owned by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or otherwise.
(9)	The address for all our officers and directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an investment management agreement with the Advisor, under which the Advisor, subject to the overall supervision of our Board, manages our day-to-day operations, and provides investment advisory services to us. For providing these services, we have agreed to pay the Advisor a management fee based on our total assets and an incentive fee based on our investment performance, plus reimbursement of certain expenses incurred by the Advisor. Our senior management, our Chairman of the Board and certain members of the Advisor’s investment committee have ownership and financial interests in the Advisor and indirectly benefit from any increase in our total assets. In addition, our executive officers and directors and the employees of the Advisor and members of its investment committee serve or may serve as investment advisors, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Mr. Lazar and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

Pursuant to the terms of the administration agreement, BlackRock, through the Administrator (a wholly owned subsidiary of BlackRock), provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

In 2007, our Board authorized the purchase by the Advisor from time to time in the open market of an indeterminate number of shares of our common stock, in the Advisor’s discretion, subject to compliance with our and the Advisor’s applicable policies and requirements of law. Pursuant to this authorization, during the years ended December 31, 2009, 2008 and 2007, the Advisor purchased 80,867, 225,185 and 71,703 shares of our common stock in the open market for $312,322, $2,267,330 and $994,663, respectively, including brokerage commissions. There were no such purchases during the years ended December 31, 2012, 2011 and 2010.

In March 2011, the Company’s Board authorized the purchase in a private placement of up to 1,000,000 shares of the Company’s common stock by the Advisor in its discretion, subject to compliance with the Company’s and the Advisor’s applicable policies and requirements of law. Pursuant to this authorization, on March 16, 2011, the Company issued and sold to the Advisor in a private placement 200,000 shares of common stock for $2,000,000 or $10.00 per share, which was the closing price of the Company’s common stock on The NASDAQ Global Select Market on that date.

At December 31, 2012 and 2011, the Advisor owned and had the right to vote 93,993 and 258,692 shares, respectively, of our common stock. On such dates, under compensation arrangements for its officers and employees the Advisor owned of record but did not have the right to vote an additional 260,911 and 275,079 shares, respectively, of our common stock. At December 31, 2012, BlackRock, reported that it beneficially owned 5,014,505 shares of our common stock, representing approximately 6.78% of the total shares outstanding. An entity affiliated with BlackRock has ownership and financial interests in the Advisor.

From time to time, we may invest in transactions in which our directors and officers or the officers and employees of the Advisor have a pecuniary interest. With respect to any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company, any other applicable laws and our written policies and procedures concerning affiliated transactions. Depending on the extent of the individual’s pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board, the Advisor and its investment committee with respect to the transaction.

Mr. Maher, our Chief Executive Officer and Chairman of our Board, is a former partner, and Mr. Mayer, one of our Directors, is currently a partner, of Park Avenue, a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Messrs. Maher and Mayer own limited partner interests in the fund managed by Park Avenue. During 2006, we purchased $5,250,000 of senior secured loans of DynaVox Systems LLC, which is a portfolio company of the fund managed by Park Avenue. In 2008, we purchased $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates. The transactions were approved by the Advisor, its investment committee and our Board after disclosure of these facts.

Mr. Maher owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. During 2006, we purchased the loans of DynaVox Systems LLC described above, and $8,000,000 of subordinated debt of MediMedia USA, Inc., each of which are portfolio companies of Vestar. In 2008, we purchased $5,000,000 of subordinated notes and $500,000 of limited liability company interests from PGA Holdings, Inc. and affiliates, and we purchased securities of DynaVox Systems LLC and affiliates as described above, each portfolio companies of Vestar.

During 2010, we entered into an amendment of the senior subordinated notes of DynaVox Systems LLC which permitted DynaVox Systems LLC to dividend proceeds to DynaVox Systems Holdings LLC (DynaVox Systems LLC and DynaVox System Holdings LLC are referred to hereafter as “DynaVox”). DynaVox subsequently invested in a newly formed entity, Sunrise Medical Investors LLC (“Sunrise”). Sunrise and DynaVox are owned, in part, by a group of investors headed by Vestar and Park Avenue. We also held approximately 1% of the outstanding preferred stock of Sunrise. The aforementioned transactions were approved by the Advisor and its investment committee after consideration of the significant relevant factors and disclosed to our Board.

FINANCIAL STATEMENTS AND OTHER INFORMATION

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 40 EAST 52ND STREET, NEW YORK, NEW YORK 10022 (TELEPHONE NUMBER 212-810-5800).

We periodically update performance and certain other data for Company in the “Investor Relations” section of website which can be found at http://www.blackrockkelso.com/InvestorRelations/index.htm. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2012.

DIVIDEND REINVESTMENT PLAN

On March 4, 2009, the Company amended its dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, dividends may be paid in newly issued or treasury shares of the Company’s common stock at a price equal to 95% of market price on the dividend payment date. The amended Plan means that, under certain circumstances, the Company may issue shares of its common stock at a price that is less than NAV per share. Any issuance of common stock at a price below NAV will result in an immediate dilution to existing Stockholders who do not participate in the Plan. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a non-participating Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company. On March 4, 2009, the Company filed a Form 8-K with the SEC concerning the amended Plan. You may access the Form 8-K filing and the Plan at http://www.sec.gov or http://www.blackrockkelso.com/InvestorRelations/SECFilings.

PRIVACY PRINCIPLES OF THE COMPANY

We are committed to maintaining the privacy of Stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our Stockholders, although certain non-public personal information of our Stockholders may become available to us. We do not disclose any non-public personal information about our Stockholders or former Stockholders to anyone, except as permitted by law or as is necessary in order to service Stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about the Stockholders to employees of the Advisor with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our Stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Company’s proxy statement in connection with the Company’s 2014 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices by             ,                  , 2013.

Stockholders who do not wish to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the 2013 special meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2013 annual meeting in accordance with the Company’s bylaws. The Company’s bylaws require that advance notice be given to the Company in the event a Stockholder desires to transact any business from the floor at an special meeting of stockholders, including the nomination of directors. Notice of any such business must be in writing and received at the Company’s principal executive office between Thursday, January 9, 2014 and Saturday, February 8, 2014. In order to be considered timely, such notice shall be delivered to the Company’s Secretary at the principal executive office of the Company and shall set forth all information required under the Company’s bylaws.

Copies of the Company’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Company will also furnish, without charge, a copy of its bylaws to a Stockholder upon request. Such requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022, or by calling 212-810-5800.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s Stockholders will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

Please note that only one Proxy Statement and annual report may be delivered to two or more Stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and annual report or for instructions as to how to request a separate copy of this document and annual report or as to how to request a single copy if multiple copies of this document and annual report are received, Stockholders should contact the Company at the address and phone number set forth below.

Requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022 (telephone number 212-810-5800). Copies of these documents may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2013

The Notice of Special Meeting, Proxy Statement and Special Report on Form 10-K for the fiscal year ended December 31, 2012 are available at the Company’s web site at http://www.blackrockkelso.com/InvestorRelations/FinancialInformation.

OTHER MATTERS

The management of the Company knows of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

JAMES R. MAHER
Chairman and Chief Executive Officer

March     , 2013

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the stockholder meeting date.

INTERNET
http://www.proxyvoting.com/bkcc
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site
OR
TELEPHONE
1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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Ú  FOLD AND DETACH HERE  Ú

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.	Please mark your votes as indicated in this example	☒

The Board of Directors recommends a vote FOR the following proposal.
	FOR	AGAINST	ABSTAIN
1.

To authorize flexibility for the Company, with approval of its Board of Directors, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement for the special meeting of stockholders (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale).

	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

RESTRICTED AREA - SCAN LINE	Mark Here for Address Change or Comments SEE REVERSE	☐

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s) (Title(s), if applicable)	Dated

Choose MLinkK for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The Proxy Statement and the 2012 Special Report on Form 10-K are available at: http://bnymellon.mobular.net/bnymellon/bkcc

Ú  FOLD AND DETACH HERE  Ú

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD MAY 9, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael B. Lazar and Laurence D. Paredes, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of BlackRock Kelso Capital Corporation (the “Company”) held of record by the undersigned on March 11, 2013 at the Special Meeting of Stockholders of the Company to be held on May 9, 2013 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THE SPECIAL MEETING.

Address Change/Comments (Mark the corresponding box on the reverse side)
BNY MELLON INVESTMENT SERVICING (US) INC. P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

RESTRICTED AREA - SCAN LINE

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	WO# 95564

RESTRICTED AREA - SIGNATURE LINE

PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 201-369-9711

SIGNATURE:	DATE:

(THIS BOXED AREA DOES NOT PRINT)